LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                          ENDED JANUARY 31, 2000

Provides long-term capital growth with
guaranteed return of investment on the
maturity date to investors who reinvest
all dividends and hold their shares to
the maturity date.

KEMPER TARGET EQUITY
2010 FUND

                "... In our view, volatility isn't necessarily a
                 bad thing, for example, short-term volatility
                  can open up excellent opportunities for the
                    timely purchase and sale of stocks. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
17
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

 KEMPER TARGET 2010 FUND
 TOTAL RETURNS*
 FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000 (UNADJUSTED FOR ANY SALES
 CHARGE)

 .........................................................
    KEMPER TARGET 2010 FUND                     4.12%
 .........................................................

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED (IF BEFORE MATURITY DATE), MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* TOTAL RETURN MEASURES NET INVESTMENT INCOME AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS. DURING THE PERIOD NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    1/31/00   7/31/99
 .........................................................
    KEMPER TARGET 2010 FUND          $10.60    $10.96
 .........................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2000, KEMPER TARGET 2010 FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                INCOME     LONG-TERM
                               DIVIDEND   CAPITAL GAIN
 ..........................................................
    KEMPER TARGET 2010 FUND    $0.3600       $0.43
 ..........................................................

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and its stockholders' ownership interest, at a fixed point in time.

BENCHMARK A gauge of relative performance, often a broad market index. When comparing the performance of a fund and a benchmark, it's important to note any differences between the two. For instance, Kemper Target 2010 Fund invests only a portion of its assets in large-cap stocks, while the S&P 500 is composed entirely of stocks.

NARROW MARKET A period when only a few stocks drive the performance of the overall market. Since 1998, the domestic stock market has generally been narrow, with only a handful of large-cap growth and technology stocks contributing the majority of gains.

VOLATILITY The characteristic of a security (such as a stock or bond), commodity or market to rise and fall sharply in price within a short period of time. A stock may be volatile due to company, industry, market or economic factors.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  With the potential Y2K crisis seemingly behind us, the main question hanging over the economy has been how much the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. The Fed began that process on Feb. 2. Fearing that "increases in demand" would foster "inflationary imbalances," the policymakers raised interest rates by a quarter of a percentage point (0.25%). Later, in his Feb. 17 Humphrey-Hawkins testimony before the House of Representatives, Fed Chairman Alan Greenspan made it clear that he was still concerned about the economy's imbalances. We thus expect a quarter-point rate hike at the March 21 Fed meeting, and another quarter-point increase in May.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system, we're more likely to see a slow winding down, thanks to persistent low inflation. Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, pre-Y2K fears were sufficient to show many investors that risks still exist in today's markets and remind them that they could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is

--------------------------------------------------------------------------------
 ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (1/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.70                   5.80                   4.70                   5.50
Prime rate (2)                                  8.50                   7.75                   7.75                   8.50
Inflation rate (3)*                             2.70                   2.00                   1.60                   1.70
The U.S. dollar (4)                             1.50                   -2.2                   -4.2                   9.40
Capital goods orders (5)*                      18.30                   -0.2                  10.60                   6.50
Industrial production (5)*                      5.00                   3.90                   2.40                   6.70
Employment growth (6)                           2.30                   2.40                   2.20                   2.80

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 12/31/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MARCH 1, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

                             LEAD PORTFOLIO MANAGER TRACY MCCORMICK PROVIDES AN OVERVIEW OF THE STOCK MARKET DURING THE SEMIANNUAL PERIOD. SHE ALSO DISCUSSES HER INVESTMENT PHILOSOPHY, AND HOW SHE MANAGED KEMPER TARGET 2010 FUND DESPITE THE CHALLENGES OF A NARROW MARKET CLIMATE.



Q     FOR THE SIX MONTHS ENDING JANUARY 31, 2000, THE FUND EARNED 4.12 PERCENT
(UNADJUSTED FOR ANY SALES CHARGES). COULD YOU PUT THIS RETURN INTO CONTEXT FOR
US?


A     We're pleased with the fund's performance. For the same period, the
Standard & Poor's 500 index gained 5.59 percent. This index -- an unmanaged pool of large-cap stocks -- is often cited as a benchmark for the performance of the market.



Q     IF THE FUND GAINED LESS THAN THE INDEX, WHY AREN'T YOU DISAPPOINTED?


A     That's a good question. Keep in mind that Kemper Target 2010 Fund invests only a portion of its assets in stocks. Fixed-income securities, specifically zero-coupon U.S. Treasury bonds, make up the remainder of the portfolio. These bonds underpin the assured return of original investment (see page 7 for more information on assurance). As a result, the portfolio won't participate fully in stock market rallies. It's a classic example of the risk/reward trade-off.

  But, even though the fund doesn't invest all of its assets in stocks, its overall return was still competitive with the all-stock S&P 500. In fact, the stock portion of the fund actually outperformed the S&P 500.



Q     BEFORE YOU TALK MORE ABOUT THE FUND, COULD YOU DISCUSS THE MARKET CLIMATE?
WHAT TYPES OF INVESTMENTS PERFORMED PARTICULARLY WELL?


A     By far, technology stocks were the markets' strongest performers during the semiannual period. Although investors were anxious about the possible consequences of year 2000, they were ultimately more attentive to the excellent growth potential of the technology companies and the Internet. Media companies also posted excellent gains. Many media companies benefited from a dramatic inflow of advertising dollars from technology companies, particularly younger Internet-oriented firms trying to establish name recognition within the marketplace.

  But, nonetheless, the overall market remained quite narrow. By "narrow," we mean that only a few stocks enjoyed investor favor, while the majority struggled. Financial services continued to languish. A rising-rate environment took a toll on the group, and several disappointing developments among individual banks cast a shadow of negative sentiment across the group.

  The market became particularly anxious about potential health-care regulation and legislation. With a presidential election coming up, health care becomes a hot topic of debate and controversy, and the uncertainty takes a toll on the stocks of the sector. Large-cap pharmaceutical stocks also faced a particularly inhospitable climate. Also, instead of being viewed as a potential catalyst for growth, the consolidation that occurred within the pharmaceutical group received a lukewarm response from the market. Finally, slowing product pipelines didn't improve the sentiment surrounding the group.

  However, not all health care stumbled. A pocket of strong performance emerged from the biotech group. Biotech companies aren't as hindered by the election climate, and many offer excellent product pipelines.

[McCORMICK PHOTO]

TRACY MCCORMICK JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1994 AND SERVES AS A MANAGING DIRECTOR. MCCORMICK RECEIVED BOTH HER BACHELOR OF ARTS AND HER MASTER OF BUSINESS ADMINISTRATION DEGREES FROM MICHIGAN STATE UNIVERSITY. SHE CONTRIBUTES MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE TO THE FUND.

[LANGBAUM PHOTO]

[DOLAN PHOTO]

PORTFOLIO MANAGERS GARY LANGBAUM AND SCOTT DOLAN ALSO CONTRIBUTE TO THE MANAGEMENT OF THE FUND. LANGBAUM, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, JOINED THE ORGANIZATION IN 1988. HE IS A CHARTERED FINANCIAL ANALYST WHO CONTRIBUTES MORE THAN 28 YEARS OF INDUSTRY EXPERIENCE TO THE FUND. A SPECIALIST IN FIXED-INCOME INVESTING, SCOTT DOLAN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, HIS EMPLOYER SINCE 1989.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE



Q     THE STOCK PORTION OF THE PORTFOLIO DID QUITE WELL DURING THE SEMIANNUAL
PERIOD. WITH ALL THE INFORMATION TO SORT THROUGH, COULD YOU TELL US HOW YOU SELECT STOCKS?


A     Well, to preface, not all information is equally valuable, and you have to sift through plenty of rumors and a lot of wishful thinking. Ultimately, successful stock selection is about the quality of information, and about using the most relevant facts in the most appropriate way.

  We apply a rigorous, growth-at-a-reasonable price discipline. We seek to uncover quality large-cap stocks that are trading at attractive prices relative to their growth potential. Intensive, proprietary research is key to our process. We don't make our decisions based on the Wall Street crowd, unsubstantiated rumors or wishful thinking. We evaluate companies' balance sheets, management and product lines, as well as the industry trends and competitive positioning. Here, our goal is to find a catalyst for excellent long-term growth. These catalysts come from a variety of sources, including innovative product developments, cost-cutting strategies and management changes, to name just a few.

  Our investment process is also grounded in discipline. That's true for both our buy and sell strategies. When a stock reaches our preestablished price targets or when we see signs of potential deterioration in fundamentals or earnings growth, we begin to put an exit strategy into play.



Q     COULD YOU GIVE US SOME EXAMPLES OF YOUR INVESTMENT DISCIPLINE IN ACTION?


A     We purchased Motorola in early 1998 -- a point when the company received little positive attention from the Wall Street crowd. We, however, used our independent analysis to reach a different conclusion about the company. We're impressed by the company's clarified focus on semiconductors, as well as by forward-thinking management. Our analysis has been on track: Motorola has staged a brisk -- and profitable -- turnaround, which continued through the semiannual period. Today, the stock is one of our largest holdings. We see excellent catalysts for continued growth, notably a solid positioning in new wireless data applications. Oracle was another standout performer. We initiated our position when the stock was unloved by Wall Street. We looked deeper and determined that the company was extremely well positioned for the build-out of the Internet. Here, too, our investment discipline was well rewarded.



Q     YOU'VE MENTIONED THAT ZERO-COUPON U.S. TREASURY BONDS MAKE UP ABOUT HALF
OF THE PORTFOLIO. COULD YOU TELL US MORE ABOUT THEM?


A     Zero-coupon bonds make no periodic payments of interest and are sold at a deep discount to their face value. Instead of receiving periodic payments, the buyer receives the face value of the bond at maturity. For U.S. Treasury bonds, this payment is guaranteed.

  However, although the payment is guaranteed, U.S. Treasury bonds can be quite volatile prior to their maturity, particularly during periods of fluctuating interest rates.



Q     PREVIOUSLY, THE FUND HELD ABOUT 40 PERCENT OF ITS ASSETS IN ZERO-COUPON
BONDS, BUT NOW THESE BONDS MAKE UP MORE THAN HALF OF THE PORTFOLIO. WHY THE CHANGE?


A To answer that question, let's quickly recap some operational changes that occurred in November 1999. Prior to November 16, the portfolio was called Kemper Retirement Fund Series I, and it had a maturity date of November 16, 1999. To provide shareholders with the opportunity to continue investing with an assured-offering, the fund was reorganized, with a new maturity date of November 15, 2010. (We renamed the fund, too!)

  The extension of the fund's maturity date required us to establish a new stock/bond allocation. As we noted earlier, zero-coupon bonds underpin the assured return of original investment at maturity. Typically, zero-coupon bonds carry lower price tags when interest rates are high. That's because the accrued interest makes up the difference between the price at purchase and the face value at maturity. Because interest rates are lower now than they were when the fund was first established (as Kemper Retirement Fund Series I), we needed to invest a larger percentage of assets in bonds in order to cover the assurance.



Q     COULD YOU HIGHLIGHT SOME AREAS THAT WORKED OUT WELL FOR THE FUND?


A     Technology and media stocks continued to contribute standout performance.
Our list of strong-performing technology stocks is quite long and diverse, ranging from diverse semiconductors (Motorola) to software (Oracle) to computer hardware (Hewlett-Packard) and networking (Cisco Systems).

  Within our media holdings, stocks such as AT&T Liberty Media, CBS, Clear Channel, Comcast and Infinity all benefited performance. As we mention in our discussion of the market climate, media stocks benefited from a combination of factors, including the strong consumer advertising market, buried
Internet-related assets, and various new media development.

  Biotech holdings also contributed good gains. Here, the fund holds positions in Amgen, Genentech and Biogen.

                                                              PERFORMANCE UPDATE



Q     WHAT HINDERED OVERALL PERFORMANCE?


A     Exposure to the financial services sector hurt overall gains. As we noted, interest-rate anxiety took a toll on the group. We had lightened up on more rate-sensitive banks in favor of insurance companies and consumer financials. Unfortunately, this repositioning didn't serve the fund well during the period -- the market pummeled these groups as well. We're not throwing in the towel, however. For instance, we're finding insurance companies with good balance sheets and increasing revenues. The valuations are excellent, and the prospects for growth are compelling. We'll just need to be patient.

  Exposure to large-cap pharmaceutical companies also clipped returns. We did pare back many positions during the year, but in retrospect, we were not aggressive enough. Among our sales, we eliminated our position in American Home Products. We still believe that the company offers good partnership material in a consolidating industry. Unfortunately, the litigation surrounding the diet drug phen-fen has compressed the price of American Home Products' stock and casts doubt as to whether the company's shareholders (including the fund) could profit from a merger.



Q     AS YOU MOVE FORWARD INTO THE SECOND HALF OF THE FISCAL YEAR, WHERE ARE YOU
FINDING OPPORTUNITIES?


A     We continue to like media stocks. In fact, media stocks represent the fund's biggest overweight relative to the S&P 500. We're also continuing to find many attractive technology stocks. Certainly, the prices of many technology stocks may seem high in absolute terms, but our analysis indicates that the quality companies we own offer even stronger prospects for long-term earnings growth. Within the technology sector, we've favored semiconductor and semiconductor equipment stocks.

  Wall Street has a generally negative view of financial services stocks, but our analysis suggests that now may be a great time to build exposure -- while valuations on quality stocks are especially attractive. Within the group, we're most interested in insurance companies, as opposed to banks.

  Also, an improving global economy and increasing oil prices bode well for energy stocks. We've built positions in oil service companies, such as Schlumberger and Trans Ocean.



Q     TRACY, WE SAW PLENTY OF MARKET VOLATILITY DURING THE SEMIANNUAL PERIOD.
WILL INVESTORS BE ABLE TO BREATHE EASIER FOR THE REMAINDER OF 2000, OR WILL VOLATILITY CONTINUE?


A     Stocks will always bring ups and downs, so we encourage investors to keep a long-term focus. No one can know what will happen next, particularly when it comes to predicting what's in store for the stock market or economy. At best, we can be prepared for continued volatility.

  But, in our view, volatility isn't necessarily a bad thing. For example, short-term volatility can open up excellent opportunities for the timely purchase and sale of stocks. Rather than try to guess what will happen, we feel that we add the most value by devoting ourselves to the analysis of individual stock opportunities.

  Finally, we'd emphasize the unique benefits that this fund offers -- particularly for more cautious investors. By combining an assured return of original investment with the opportunity for capital appreciation, Kemper Target 2010 Fund provides a more sheltered way to participate in the stock market. Shareholders just need to stay the course until the fund's maturity date and reinvest all dividends. All in all, we think it's a great way to have your cake and eat it, too!

IMPORTANT INFORMATION FOR SHAREHOLDERS

HOW THE ASSURANCE WORKS

Kemper Target 2010 Fund invests in a combination of U.S. government zero-coupon bonds and equity securities, primarily growth stocks. If you hold your shares to maturity (November 15, 2010) and reinvest all dividends, the fund provides an assurance of your original investment at maturity, plus any returns that the stocks in the portfolio may have earned. You may redeem your investment on any business day at the then-current net asset value. Keep in mind that shares redeemed prior to maturity do not benefit from this assurance. Also, if you do not reinvest all dividends, this assurance does not apply. Shares will fluctuate in value.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST STOCK HOLDINGS*
Representing 11.89 percent of the fund's total net assets on January 31, 2000

--------------------------------------------------------------------------------------
             HOLDINGS                                                          PERCENT
--------------------------------------------------------------------------------------
    1.       CISCO SYSTEMS                 Large, comprehensive supplier of     2.00%
                                           routing software and related
                                           systems that direct the flow of
                                           data between local networks and
                                           the Internet.
--------------------------------------------------------------------------------------
    2.       MICROSOFT                     Develops, markets and supports a     1.73%
                                           variety of software, operating
                                           systems, Internet services, and
                                           language and application programs.
--------------------------------------------------------------------------------------
    3.       GENERAL ELECTRIC              A broadly diversified company with   1.64%
                                           major businesses in power
                                           generators, appliances, lighting,
                                           plastics, medical systems,
                                           aircraft engines, financial
                                           services and broadcasting.
--------------------------------------------------------------------------------------
    4.       INTEL                         Designs, develops, manufactures      1.25%
                                           and sells advanced microcomputer
                                           components, such as
                                           semiconductors.
--------------------------------------------------------------------------------------
    5.       HEWLETT-PACKARD               Large supplier of enterprise         0.98%
                                           computer systems, including
                                           low-cost printers and personal
                                           computers.
--------------------------------------------------------------------------------------
    6.       EXXON MOBIL                   Engaged in the exploration,          0.89%
                                           production, manufacture,
                                           transportation and sale of oil,
                                           natural gas and petroleum
                                           products.
--------------------------------------------------------------------------------------
    7.       ORACLE                        A leading global provider of         0.87%
                                           database management software.
--------------------------------------------------------------------------------------
    8.       MOTOROLA                      Manufactures components, notably     0.86%
                                           semiconductors and wireless
                                           communications equipment.
--------------------------------------------------------------------------------------
    9.       LINEAR TECHNOLOGY             Designs, manufactures and markets    0.84%
                                           integrated circuits for a variety
                                           of products, including
                                           telecommunications equipment,
                                           computers, satellites and
                                           automotive systems.
--------------------------------------------------------------------------------------
   10.       TARGET                        Operates more than 1,000 stores      0.83%
                                           under the names Target, Mervyn's,
                                           Dayton-Hudson and Marshall
                                           Field's.
--------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER TARGET EQUITY 2010
Portfolio of Investments Semiannual ended January 31, 2000
(unaudited)

                                                                                           PRINCIPAL
   SHORT-TERM INVESTMENTS--1.3%                                                              AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------
                                          Xerox Capital (Europe) PLC, 5.544% 02/04/2000**
                                            (Cost $999,538)                                $1,000,000   $   999,538
                                          -----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES--52.0%
-----------------------------------------------------------------------------------------------------------------------

                                          U.S. Treasury Separate Trading Registered
                                            Interest and Principal Securities,
                                            11/15/2010, 6.33%*** (Cost $43,379,107)        85,000,000    41,279,400
                                          -----------------------------------------------------------------------------
                                                                                           NUMBER OF
       COMMON STOCKS--46.7%                                                                 SHARES           VALUE


CONSUMER DISCRETIONARY--3.6%              Federated Department Stores, Inc.*                   5,000        208,125
  DEPARTMENT &                            Home Depot, Inc.                                     8,250        467,156
  CHAIN STORES--2.5%                      Target Corp.                                        10,000        658,750
                                          Wal-Mart Stores, Inc.                               12,000        657,000
                                          -----------------------------------------------------------------------------
                                                                                                          1,991,031

  HOTELS & CASINOS--0.5%                  Carnival Corp. "A"                                   8,000        360,500
                                          -----------------------------------------------------------------------------

  SPECIALTY RETAIL--0.6%                  Tandy Corp.                                         10,000        488,750
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES--2.4%                    Bestfoods                                            5,750        250,125
  FOOD & BEVERAGE--1.3%                   H.J. Heinz Co.                                       6,000        223,125
                                          PepsiCo, Inc.                                       16,750        571,594
                                          -----------------------------------------------------------------------------
                                                                                                          1,044,844

  PACKAGE GOODS/ COSMETICS--1.1%          Colgate-Palmolive Co.                                4,000        237,000
                                          Procter & Gamble Co.                                 6,500        655,688
                                          -----------------------------------------------------------------------------
                                                                                                            892,688
-----------------------------------------------------------------------------------------------------------------------

HEALTH--4.9%                              Amgen, Inc.*                                         5,000        318,438
  BIOTECHNOLOGY--1.2%                     Biogen, Inc.*                                        3,375        291,094
                                          Genentech, Inc.*                                     2,400        337,200
                                          -----------------------------------------------------------------------------
                                                                                                            946,732

  MEDICAL SUPPLY & SPECIALTY--0.5%        Baxter International, Inc.                           6,000        383,250
                                          -----------------------------------------------------------------------------

  PHARMACEUTICALS--3.2%                   Allergan, Inc.                                       6,200        353,400
                                          Bristol-Myers Squibb Co.                             4,650        306,900
                                          Forest Laboratories, Inc.*                           4,000        270,000
                                          Johnson & Johnson                                    4,000        344,250
                                          Merck & Co., Inc.                                    8,000        630,500
                                          Pfizer, Inc.                                         6,000        218,250
                                          Warner-Lambert Co.                                   4,500        427,219
                                          -----------------------------------------------------------------------------
                                                                                                          2,550,519

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           NUMBER OF
                                                                                            SHARES          VALUE
-----------------------------------------------------------------------------------------------------------------------

COMMUNICATIONS--3.9%                      Vodafone Group PLC (ADR)                             3,500    $   196,000
  CELLULAR TELEPHONE--0.3%                -----------------------------------------------------------------------------

  TELEPHONE/ COMMUNICATIONS--3.6%         AT&T Corp.                                           8,750        461,563
                                          Bell Atlantic Corp.                                  8,750        541,953
                                          BroadWing, Inc.                                     12,000        456,000
                                          Global Crossing Ltd.*                                6,150        312,113
                                          MCI WorldCom, Inc.*                                  9,750        447,891
                                          Qwest Communications International Inc.*             8,000        315,000
                                          SBC Communications, Inc.                             8,364        360,698
                                          -----------------------------------------------------------------------------
                                                                                                          2,895,218
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL--5.7%                           Chase Manhattan Corp.                                2,500        201,094
  BANKS--0.7%                             First Tennessee National Corp.                       5,500        143,688
                                          Wells Fargo Co.                                      5,000        200,000
                                          -----------------------------------------------------------------------------
                                                                                                            544,782

  CONSUMER FINANCE--2.3%                  American Express Co.                                 2,750        453,234
                                          Capital One Finance Corp.                            7,500        307,500
                                          Citigroup, Inc.                                     10,750        617,453
                                          Household International, Inc.                       11,946        421,097
                                          -----------------------------------------------------------------------------
                                                                                                          1,799,284

  INSURANCE--2.2%                         American International Group, Inc.                   5,450        567,481
                                          Aon Corp.                                           12,000        310,500
                                          Cigna Corp.                                          4,000        287,000
                                          Jefferson Pilot Corp.                                5,500        323,125
                                          St. Paul Companies, Inc.                            10,000        301,875
                                          -----------------------------------------------------------------------------
                                                                                                          1,789,981

  OTHER FINANCIAL COMPANIES--0.5%         Marsh & McLennan Companies, Inc.                     4,500        423,000
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

MEDIA--4.1%                               Young & Rubicam, Inc.                                4,150        223,581
  ADVERTISING--0.3%                       -----------------------------------------------------------------------------

  BROADCASTING &                          CBS Corp.                                            8,950        521,897
  ENTERTAINMENT--2.3%                     Clear Channel Communications, Inc.*                  3,543        306,027
                                          Infinity Broadcasting Corp.*                         8,450        274,625
                                          Univision Communication, Inc.*                       4,250        455,281
                                          Walt Disney Co.                                      7,000        254,188
                                          -----------------------------------------------------------------------------
                                                                                                          1,812,018

  CABLE TELEVISION--1.5%                  AT&T Corp--Liberty Media Group*                      8,000        409,000
                                          Comcast Corp. "A"                                   10,000        460,000
                                          Media One Group, Inc.*                               4,000        318,000
                                          -----------------------------------------------------------------------------
                                                                                                          1,187,000

  PRINT MEDIA--0.0%                       Tribune Co.                                            100          4,219
                                          -----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           NUMBER OF
                                                                                             SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------

SERVICE INDUSTRIES--2.5%                  Automatic Data Processing, Inc.                      7,250    $   343,922
  EDP SERVICES--1.5%                      Electronic Data Systems Corp.                        9,000        608,625
                                          First Data Corp.                                     5,000        245,313
                                          -----------------------------------------------------------------------------
                                                                                                          1,197,860

  ENVIRONMENTAL SERVICES--0.2%            Transocean Sedo Forex, Inc.                          5,548        176,496
                                          -----------------------------------------------------------------------------

  INVESTMENT--0.3%                        Merrill Lynch & Co., Inc.                            2,500        216,875
                                          -----------------------------------------------------------------------------

  PRINTING/PUBLISHING--0.5%               McGraw-Hill, Inc.                                    7,600        426,075
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

DURABLES--0.8%                            United Technologies Corp.                           12,000        635,250
  AEROSPACE                               -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

MANUFACTURING--3.9%                       E.I. du Pont de Nemours & Co.                        5,500        324,500
  CHEMICALS--0.6%                         Praxair, Inc.                                        4,000        162,250
                                          -----------------------------------------------------------------------------
                                                                                                            486,750

  DIVERSIFIED MANUFACTURING--0.6%         Tyco International Ltd.                             12,098        517,190
                                          -----------------------------------------------------------------------------

  ELECTRICAL PRODUCTS--1.8%               Emerson Electric Co.                                 2,450        134,903
                                          General Electric Co.                                 9,750      1,300,398
                                          -----------------------------------------------------------------------------
                                                                                                          1,435,301

  MACHINERY/ COMPONENTS--0.4%             Parker-Hannifin Corp.                                7,000        302,750
                                          -----------------------------------------------------------------------------

  OFFICE EQUIPMENT/ SUPPLIES--0.5%        Lexmark International Group, Inc. "A"*               4,000        377,000
                                          -----------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--12.3%                         Intuit, Inc.                                         3,500        211,094
  COMPUTER SOFTWARE--2.9%                 Microsoft Corp.*                                    14,000      1,370,250
                                          Oracle Corp.*                                       13,800        689,353
                                          -----------------------------------------------------------------------------
                                                                                                          2,270,697

  DIVERSE ELECTRONIC                      Applied Materials, Inc.*                             4,000        549,000
  PRODUCTS--2.5%                          Motorola, Inc.                                       5,000        683,750
                                          Solectron Corp.*                                     6,000        435,750
                                          Teradyne, Inc.*                                      5,750        372,313
                                          -----------------------------------------------------------------------------
                                                                                                          2,040,813

  ELECTRONIC COMPONENTS--2.3%             Altera Corp.*                                        3,500        230,125
                                          Cisco Systems, Inc.*                                14,500      1,587,750
                                          -----------------------------------------------------------------------------
                                                                                                          1,817,875

  ELECTRONIC DATA PROCESSING--1.7%        Hewlett-Packard Co.                                  7,150        773,988
                                          Sun Microsystems, Inc.*                              7,000        549,938
                                          -----------------------------------------------------------------------------
                                                                                                          1,323,926

  SEMICONDUCTORS--2.4%                    Intel Corp.                                         10,000        989,375
                                          Linear Technology Corp.                              7,000        662,813
                                          Xilinx, Inc.*                                        6,000        274,500
                                          -----------------------------------------------------------------------------
                                                                                                          1,926,688

  MISCELLANEOUS--0.5%                     Agilent Technologies, Inc.*                          6,000        397,125
                                          -----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                           NUMBER OF
                                                                                             SHARES        VALUE
-----------------------------------------------------------------------------------------------------------------------

ENERGY--2.6%                              Conoco, Inc. "A"                                     7,200    $   167,850
  OIL & GAS PRODUCTION--0.8%              Royal Dutch Petroleum Co. (New York shares)          8,500        468,031
                                          -----------------------------------------------------------------------------
                                                                                                            635,881

  OIL COMPANIES--1.2%                     Exxon Mobil Corp.                                    8,488        708,748
                                          Texaco, Inc.                                         4,250        224,719
                                          -----------------------------------------------------------------------------
                                                                                                            933,467

  OILFIELD SERVICES--0.6%                 Schlumberger Ltd.                                    8,000        488,500
                                          -----------------------------------------------------------------------------
                                          TOTAL COMMON STOCK
                                          (Cost $28,088,344)                                             37,139,916
                                          -----------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100%
                                          (Cost $72,466,989)(a)                                         $79,418,854
                                          -----------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

   *  Non-income producing security

  **  Annualized yield at time of purchase; not a coupon rate.

 ***  Bond equivalent yield to maturity; not a coupon rate.

 (a) The cost for federal income tax purposes was $72,468,989. At January 31, 2000, net unrealized appreciation for all securities bases on tax cost was $6,949,865. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,964,929 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,015,064.

The accompanying notes are an integral part of the financial statements.

                                                           FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000
(Unaudited)

---------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------
Investments in securities, at value,
(cost $72,466,989)                                              $79,418,854
---------------------------------------------------------------------------
Receivable for investments sold                                     158,945
---------------------------------------------------------------------------
Dividends receivable                                                 15,394
---------------------------------------------------------------------------
Receivable for Fund shares sold                                     113,390
---------------------------------------------------------------------------
Foreign taxes recoverable                                             4,284
---------------------------------------------------------------------------
Other assets                                                          5,000
---------------------------------------------------------------------------
   TOTAL ASSETS                                                  79,715,867
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------

Due to custodian bank                                                 6,323
---------------------------------------------------------------------------
Payable for investments purchased                                   151,121
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                    106,048
---------------------------------------------------------------------------
Accrued management fee                                               33,500
---------------------------------------------------------------------------
Other accrued expenses                                              112,357
---------------------------------------------------------------------------
Total liabilities                                                   409,349
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $79,306,518
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------

Net assets consist of:
Undistributed net investment income (loss)                      $    64,886
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
securities                                                        6,951,865
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             11,579,806
---------------------------------------------------------------------------
Paid-in capital                                                  60,709,961
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $79,306,518
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
---------------------------------------------------------------------------
NET ASSET VALUE, AND REDEMPTION PRICE PER SHARE
  ($79,306,518 / 7,484,896 shares of capital stock
  outstanding $.01 par value, unlimited number of shares
  authorized)                                                        $10.60
---------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE (100/95.00 of $10.60)               $11.16
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended January 31, 2000
(Unaudited)

---------------------------------------------------------------------------
NET INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,974)             $   231,222
---------------------------------------------------------------------------
Interest                                                          1,566,472
---------------------------------------------------------------------------
Total income                                                      1,797,694
---------------------------------------------------------------------------
Expenses:
Management fee                                                      233,745
---------------------------------------------------------------------------
Services to shareholders                                             74,357
---------------------------------------------------------------------------
Custodian and accounting fees                                         3,391
---------------------------------------------------------------------------
Administrative service fees                                         116,873
---------------------------------------------------------------------------
Auditing                                                             10,991
---------------------------------------------------------------------------
Legal                                                                 8,653
---------------------------------------------------------------------------
Trustees' fees and expenses                                          11,500
---------------------------------------------------------------------------
Reports to shareholders                                              15,395
---------------------------------------------------------------------------
Other                                                                 1,250
---------------------------------------------------------------------------
Total expenses, before expense reductions                           476,155
---------------------------------------------------------------------------
Expense reductions                                                   (3,196)
---------------------------------------------------------------------------
Total expenses, after expense reductions                            472,959
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      1,324,735
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------

  Net realized gain (loss) from:
  Investments                                                    11,607,081
---------------------------------------------------------------------------
  Foreign currency related transactions                                  21
---------------------------------------------------------------------------
                                                                 11,607,102
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (8,810,361)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                        2,796,741
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 4,121,476
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES

                                                                 SIX MONTHS
                                                                   ENDED                    YEAR
                                                                JANUARY 31,                ENDED
                                                                    2000                  JULY 31,
                                                                (UNAUDITED)                 1999
----------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $  1,324,735               3,188,826
----------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        11,607,102               3,803,251
----------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
  transaction                                                     (8,810,361)              6,413,223
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         4,121,476              13,405,300
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                      (3,098,754)             (3,552,923)
----------------------------------------------------------------------------------------------------
  From net realized gains                                         (3,826,462)             (7,757,515)
----------------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                        2,044,136                      --
----------------------------------------------------------------------------------------------------
  Reinvestment of distributions                                    6,651,384              11,811,609
----------------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (30,610,246)            (16,220,964)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                     (21,914,726)             (4,409,355)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                (24,718,466)             (2,314,493)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                104,024,984             106,339,477
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of $64,886 and $1,838,905,
respectively)                                                   $ 79,306,518             104,024,984
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 OTHER INFORMATION
----------------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                          9,494,566               9,845,043
----------------------------------------------------------------------------------------------------
Shares sold                                                          191,211                      --
----------------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
distributions                                                        648,679               1,177,722
----------------------------------------------------------------------------------------------------
Shares redeemed                                                   (2,849,560)             (1,528,199)
----------------------------------------------------------------------------------------------------
Net decrease in Fund shares                                       (2,009,670)               (350,477)
----------------------------------------------------------------------------------------------------
SHARES OUTSTANDING AT END OF PERIOD                                7,484,896               9,494,566
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 SIX MONTHS
                                                    ENDED             YEAR ENDED        MONTH
                                                 JANUARY 31,           JULY 31,         ENDED         YEAR ENDED JUNE 30,
                                                    2000           -----------------   JULY 31,   ---------------------------
                                                 (UNAUDITED)        1999      1998       1997      1997      1996      1995

-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $10.96           10.80     11.86     11.24      11.46     11.19     10.67
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           .15(a)          .32(a)     .40      .03        .42       .44       .45
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                             .28            1.05       .25       .59       1.48      1.03      1.20
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       .43            1.37       .65       .62       1.90      1.47      1.65
-----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                 (.36)           (.38)     (.42)       --       (.44)     (.44)     (.41)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions         (.43)           (.83)    (1.29)       --      (1.68)     (.76)     (.72)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.79)          (1.21)    (1.71)       --      (2.12)    (1.20)    (1.13)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       10.60           10.96     10.80     11.86      11.24     11.46     11.19
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                      4.12**         13.75      6.56      5.52**    18.43     13.91     17.03

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)          79,307         104,025   106,339   117,117    111,810   107,303   106,482
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)       1.02*           1.00       .94       .84*       .93       .95       .97
-----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)        1.01*           1.00       .94       .84*       .93       .95       .97
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             2.83*           3.06      3.30      3.38*      3.60      3.68      3.96
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            197*             52        80        86*        94        71        63
-----------------------------------------------------------------------------------------------------------------------------

NOTES:
 * Annualized
 ** Not Annualized
(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of sales charges.

On July 12, 1999, the Fund's Board of Trustees elected to continue operation of the Fund after the original November 15, 1999 maturity date with a new maturity date of November 15, 2010.

The accompanying notes are an integral part of the financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Target 2010 Fund (formerly called Kemper
                             Retirement Fund Series I), (the "Fund") is a diversified series of Kemper Target Equity Fund
                             (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company, organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity
                             Date (November 15, 2010) to investors who reinvest all dividends and hold their shares to the Maturity
                             Date, and to provide long-term growth of capital.

                             On July 12, 1999, the Fund's Board of Trustees elected to continue operation of the Fund after the original November 15, 1999 maturity date with a new maturity date of November 15, 2010. The Board of Trustees also approved the offering of shares of the Fund for a new limited offering period commencing on November 15, 1999 and ending on or about August 15, 2000.

                             The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon U.S. Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Scudder Kemper Investments, Inc., the Fund's investment manager. Fund shares are sold during a limited offering period, and are redeemable on a continuous basis.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principals, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities, which are traded on U.S. or foreign stock exchanges, are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities, which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------


2    PURCHASES AND
     SALES OF SECURITIES     For the six months ended January 31, 2000,
                             investment transactions (excluding short-term instruments) are as follows:

                             Purchases                               $68,481,925

                             Proceeds from sales                      94,765,405

NOTES TO FINANCIAL STATEMENTS

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3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .50% of average daily net assets. The Fund incurred a management fee of $233,745 for the six months ended January 31, 2000.

                             UNDERWRITING AGREEMENT. The Trust has an underwriting agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of the fund's shares for the six months ended January 31, 2000 are $23,115.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended January 31, 2000 are $116,873, of which $16,500 is unpaid.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $58,719 for the six months ended January 31, 2000 of which $13,000 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended January 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,500 to independent trustees.

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4    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $3,196 under these arrangements.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    WILLIAM F. TRUSCOTT
Trustee                           President                         Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA                 LINDA J. WONDRACK
Trustee                           Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                MAUREEN E. KANE
Trustee                           JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                                 CAROLINE PEARSON
Trustee                           IRENE CHENG                       Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER
Chairman, Trustee and Vice        TRACY MCCORMICK                   BRENDA LYONS
President                         Vice President                    Assistant Treasurer

FRED B. RENWICK                   ANN M. MCCREARY
Trustee                           Vice President

JOHN G. WEITHERS                  KATHRYN L. QUIRK
Trustee                           Vice President


 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

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